SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II


                       SUPPLEMENT DATED JANUARY 1, 1999
                             TO THE PROSPECTUS OF
                     FRANKLIN MUNICIPAL SECURITIES TRUST
                            DATED OCTOBER 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added under "What Are the Risks of Investing in the Funds?":

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which a fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Funds?" for more information.

III. The following replaces the section "Year 2000 Issue" under "Who Manages the Funds?":

YEAR 2000 PROBLEM. The funds' business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the funds' operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the funds' portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the funds' ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the funds and the manager may have no control.

IV. The chart found under "How Do I Buy Shares? - Purchase Price of Fund Shares" is replaced with the following:

                                TOTAL SALES CHARGE       AMOUNT PAID TO
                                AS A PERCENTAGE OF       DEALER AS A
AMOUNT OF PURCHASE          OFFERING       NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE            PRICE          INVESTED     OFFERING PRICE

CLASS A
Under $100,000               4.25%              4.44%        4.00%
$100,000 but less than
$250,000                     3.50%              3.63%        3.25%
$250,000 but less than
$500,000                     2.50%              2.56%        2.25%
$500,000 but less than
$1,000,000                   2.00%              2.04%        1.85%
$1,000,000 or more*          None               None         None

CLASS C - CALIFORNIA HIGH
YIELD FUND ONLY
Under $1,000,000*            1.00%              1.01%        1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class C shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

V. In the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers," the second waiver category is replaced with the following:

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

      If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

      Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

      This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

VI. The third item in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

   Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

VII. In the "By Phone" section of the chart under "How Do I Sell Shares?", the first bulleted item is replaced with the following:

   If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

VIII. Under "Transaction Procedures and Special Requirements",

(a) the section "Joint Accounts" is replaced with the following:

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

(b) and the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

IX. In the section "Services to Help You Manage Your Account - TeleFACTS(R)," the third bulleted item is replaced with the following:

     exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

X. In the "Useful Terms and Definitions" section, the definition of "Class I and Class II" is replaced with the following:

CLASS A, CLASS B AND CLASS C - The California High Yield Fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arkansas, Hawaii, Tennessee and Washington funds are considered Class A shares for redemption, exchange and other purposes. Certain funds in the Franklin Templeton Funds also offer a class of shares designated "Class B."


              Please keep this supplement for future reference.